The Royce Fund
Supplement to the Prospectus dated May 1, 2011
Royce Micro-Cap Fund
Royce Premier Fund
Royce Low-Priced Stock Fund

Effective at the close of business (4:00 p.m. EST) on Friday, January 29, 2010, Royce Micro-Cap Fund and Royce Premier Fund became open only to existing shareholders and existing relationships. Effective after the close of business (4:00 p.m. EST) on Monday, February 28, 2011, Royce Low-Priced Stock Fund became open only to existing shareholders and existing relationships.

Each Fund will remain open to the following:
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Existing investors - in their own name or as a beneficial owner of shares held in someone else's name - for example, a nominee, custodian or omnibus account holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit or for the benefit of another investor, but the investor would be eligible to open a new account in that Fund;

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Registered Investment Advisors with existing clients in the Fund. Registered Investment Advisors who currently have clients in the Fund may open new accounts as well as add to existing accounts in whichever Fund they held, Royce Micro-Cap Fund, Royce Premier Fund, or Royce Low-Priced Stock Fund

-	Certain pre-approved asset allocation based investment programs and, for a limited time, initial investments by certain institutional investors approved by the Funds' investment adviser;
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Certain pre-approved "Retirement Plans" offered through certain broker-dealers with accounts held on the books of the Fund through omnibus arrangements (either at the plan level or at the level of the financial intermediary). "Retirement Plans" include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles such as Traditional and Roth IRAs.

Existing shareholders in other Royce Funds will not be permitted to open new accounts in Royce Micro-Cap Fund or Royce Premier Fund after January 29, 2010, and in Royce Low-Priced Stock Fund after February 28, 2011, nor will they be permitted to acquire shares of these Funds by exchange. Fund distributions will continue to be reinvested, unless a shareholder has elected otherwise.

Royce reserves the right to: (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Funds; (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Funds; and (iii) close and re-open the Funds to new or existing shareholders at any time.

May 1, 2011